Filed pursuant to Rule 497(e)
Registration Nos. 333-182274; 811-22310

PureFunds® ISE Cyber Security™ ETF (HACK)
a series of ETF Managers Trust

April 25, 2017

Supplement to the
Prospectus and Statement of Additional Information
 dated January 31, 2017, as previously supplemented

 Effective May 1, 2017, the management fee for the PureFunds® ISE Cyber Security™ ETF (the “Fund”) will be reduced to an annual rate of 0.60% of the average daily net assets of the Fund, calculated daily and paid monthly.

Effective May 1, 2017, the “Fees and Expenses” and “Example” sections on page 10 of the Prospectus are replaced with the following:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average daily net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.60%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%
1 Restated to reflect the Fund’s current contractual management fee effective May 1, 2017.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750

The “Fund Management” table on Page 44 of the Prospectus and the “Investment Advisory and Other Services” table on Page 23 of the SAI are revised to reflect the following:

Fund	Management Fee
Cyber Security ETF	0.60%[1]

[1]
Effective May 1, 2017, the Cyber Security ETF’s management fee was reduced from an annual rate of 0.75% to 0.60% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2016, the Cyber Security ETF paid management fees of 0.75% of the Fund’s average daily net assets to the Adviser.

Please retain this Supplement with your Prospectus and
 Statement of Additional Information for future reference.